EXHIBIT H-1



                           SENTINEL GROUP FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

         SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

         FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation ("Board of Directors") by Section 2-208.1 of the Maryland General Corporation Law ("MGCL") and the charter of the Corporation ("Charter"), the Board of Directors at a meeting duly convened and held, adopted resolutions reclassifying and designating:

         1. 20,000,000 of the authorized but unissued shares of Common Stock, par value $.01 per share ("Common Stock"), of the Corporation, classified and designated as Sentinel New York Tax-Free Income Fund Class A, are re-classified as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

         2. 25,000,000 of the authorized but unissued shares of Common Stock, classified and designated as Sentinel Tax-Free Income Fund Class A, are re-classified as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

         SECOND: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,150,000,000, with an aggregate par value of $21,500,000, of which 90,000,000 are shares of Common Stock without further classification or designation and 2,060,000,000 are shares of Common Stock classified and designated as follows:


CLASS A                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           40,000,000
Sentinel Capital Growth Fund                                                     40,000,000
Sentinel Capital Opportunity Fund                                                40,000,000
Sentinel Common Stock Fund                                                       75,000,000
Sentinel Conservative Allocation Fund                                            20,000,000
Sentinel Government Securities Fund                                              90,000,000
Sentinel Growth Leaders Fund                                                     20,000,000
Sentinel High Yield Bond Fund                                                    30,000,000
Sentinel International Equity Fund                                               15,000,000
Sentinel Mid Cap Growth Fund                                                     45,000,000
Sentinel New York Tax-Free Income Fund                                           20,000,000
Sentinel Short Maturity Government Fund                                          70,000,000
Sentinel Small Company Fund                                                     160,000,000
Sentinel Tax-Free Income Fund                                                    25,000,000
Sentinel U.S. Treasury Money Market Fund                                        750,000,000



CLASS B                                                                 NUMBER OF SHARES ALLOCATED

Sentinel Balanced Fund                                                           20,000,000
Sentinel Capital Opportunity Fund                                                40,000,000
Sentinel Common Stock Fund                                                       20,000,000
Sentinel Conservative Allocation Fund                                            10,000,000
Sentinel High Yield Bond Fund                                                    20,000,000
Sentinel International Equity Fund                                               20,000,000
Sentinel Mid Cap Growth Fund                                                     20,000,000
Sentinel Small Company Fund                                                      40,000,000
Sentinel U.S. Treasury Money Market Fund                                        100,000,000

CLASS C                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           10,000,000
Sentinel Capital Growth Fund                                                     40,000,000
Sentinel Capital Opportunity Fund                                                40,000,000
Sentinel Common Stock Fund                                                       10,000,000
Sentinel Conservative Allocation Fund                                            10,000,000
Sentinel Government Securities Fund                                              20,000,000
Sentinel Growth Leaders Fund                                                     20,000,000
Sentinel High Yield Bond Fund                                                    10,000,000
Sentinel International Equity Fund                                               10,000,000
Sentinel Mid Cap Growth Fund                                                     30,000,000
Sentinel Short Maturity Government Fund                                          20,000,000
Sentinel Small Company Fund                                                      40,000,000

CLASS D                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           20,000,000

CLASS S                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Short Maturity Government Fund                                          50,000,000


         THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,150,000,000, of which 135,000,000 are shares of Common Stock without further classification or designation and 2,015,000,000 are shares of Common Stock classified and designated as follows:


CLASS A                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           40,000,000
Sentinel Capital Growth Fund                                                     40,000,000
Sentinel Conservative Allocation Fund                                            20,000,000
Sentinel Capital Opportunity Fund                                                40,000,000


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

Sentinel Common Stock Fund                                                       75,000,000
Sentinel Government Securities Fund                                              90,000,000
Sentinel Growth Leaders Fund                                                     20,000,000
Sentinel High Yield Bond Fund                                                    30,000,000
Sentinel International Equity Fund                                               15,000,000
Sentinel Mid Cap Growth Fund                                                     45,000,000
Sentinel Short Maturity Government Fund                                          70,000,000
Sentinel Small Company Fund                                                     160,000,000
Sentinel U.S. Treasury Money Market Fund                                        750,000,000

CLASS B                                                                 NUMBER OF SHARES ALLOCATED

Sentinel Balanced Fund                                                           20,000,000
Sentinel Conservative Allocation Fund                                            10,000,000
Sentinel Capital Opportunity Fund                                                40,000,000
Sentinel Common Stock Fund                                                       20,000,000
Sentinel High Yield Bond Fund                                                    20,000,000
Sentinel International Equity Fund                                               20,000,000
Sentinel Mid Cap Growth Fund                                                     20,000,000
Sentinel Small Company Fund                                                      40,000,000
Sentinel U.S. Treasury Money Market Fund                                        100,000,000

CLASS C                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           10,000,000
Sentinel Capital Growth Fund                                                     40,000,000
Sentinel Conservative Allocation Fund                                            10,000,000
Sentinel Capital Opportunity Fund                                                40,000,000
Sentinel Common Stock Fund                                                       10,000,000
Sentinel Government Securities Fund                                              20,000,000
Sentinel Growth Leaders Fund                                                     20,000,000
Sentinel High Yield Bond Fund                                                    10,000,000
Sentinel International Equity Fund                                               10,000,000
Sentinel Mid Cap Growth Fund                                                     30,000,000
Sentinel Short Maturity Government Fund                                          20,000,000
Sentinel Small Company Fund                                                      40,000,000

CLASS D                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Balanced Fund                                                           20,000,000

CLASS S                                                                 NUMBER OF SHARES ALLOCATED
-------                                                                 --------------------------
Sentinel Short Maturity Government Fund                                          50,000,000


         FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


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


         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 15th day of December, 2006.

ATTEST:                                     SENTINEL GROUP FUNDS, INC.


By_______________________           By__________________________
    Kerry A. Jung                     Thomas P. Malone
    Secretary                         Vice President



















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